UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2008

Commission File Number: 000-49768

ASIA INTERACTIVE MEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	43-195-4778
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

Level 30, Bank of China Tower, 1 Garden Road, Central Hong Kong
(Address of principal executive offices)

011-852-9836-2643
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accountant

	(i)	On February 26, 2007 Asia Interactive Media Inc. (“we” or “our”) dismissed George Stewart, Certificated Public Accountant, as our independent registered public accountant.

	(ii)	The reports of George Stewart on our financial statements as of and for the fiscal years ended December 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our ability to continue as a going concern.

	(iii)	Our Board of Directors participated in and approved the decision to change independent registered public accountants.

	(iv)	During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through February 26, 2007 (date of dismissal), there have been no disagreements with George Stewart on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of George Stewart would have caused it to make reference thereto in connection with its reports on the financial statements for such years.

	(v)	We have requested that George Stewart furnishes us with a letter addressed to the SEC stating whether or not he agrees with the above mentioned statements. A copy of the letter provided by George Stewart is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accountant

On February 26, 2007, we engaged Thomas J. Harris, Certified Public Accountant, as our new independent registered public accountant. During the fiscal years ended December 31, 2005 and 2004 and through February 26, 2007 (date of engagement), we had not consulted with Thomas J. Harris regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Thomas J. Harris concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from George Stewart to the Securities and Exchange Commission dated July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2008	ASIA INTERACTIVE MEDIA INC.
(Registrant)

By: /s/ Ken Ng
Ken Ng, President, Chief Executive
Officer, Chief Financial Officer, Secretary and Treasurer